SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 13, 2012

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, TX 75201

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (214) 740-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, the terms “we”, “us”, “our” and the “Company” mean Primoris Services Corporation, a Delaware corporation, and our consolidated subsidiaries, taken together as a whole.

Item 1.01              Entry into a Material Definitive Agreement

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement with RBS Asset Finance, Inc.

On December 13, 2012, Stellaris, LLC and Q3 Contracting, Inc., wholly owned subsidiaries of the Company (the “Borrower”), entered into a Loan Agreement (the “Agreement”) with RBS Asset Finance, Inc. (the “Lender”) for the financing of equipment pursuant to one or more equipment notes.  In connection with the Agreement, we entered into a Note (the “Note”), dated December 13, 2012, with the Lender for the total aggregate amount of $12.0 million, whereby $11.65 million was funded on December 13, 2012.  The Note is secured by certain construction and automotive equipment outlined in Collateral Schedule No. 1 of the Note.  The Note is payable in equal monthly installments over a seven year period.  The principal amount of the Note bears interest at 2.05% per annum and may be prepaid, subject to certain prepayment breakage fees during the first three years.  In connection with the transaction, the Company entered into a Guaranty Agreement (the “Guaranty Agreement”), dated December 13, 2012 with the Lender, whereby the Company has agreed to be obligated for all amounts borrowed under the Agreement and the Note.  A copy of the agreements are attached to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)              Exhibits .

Exh. No.	Description

10.1	Loan Agreement, dated December 13, 2012, by and between Stellaris, LLC and Q3 Contracting, Inc. and RBS Asset Finance, Inc.

10.2	Note, dated December 13, 2012, by and among Stellaris, LLC and Q3 Contracting, Inc. and RBS Asset Finance, Inc.

10.3	Guaranty, dated December 13, 2012, by and among Primoris Services Corporation and RBS Asset Finance, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: December 18, 2012	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exh. No.	Description

10.1	Loan Agreement, dated December 13, 2012, by and between Stellaris, LLC and Q3 Contracting, Inc. and RBS Asset Finance, Inc.

10.2	Note, dated December 13, 2012, by and among Stellaris, LLC and Q3 Contracting, Inc. and RBS Asset Finance, Inc.

10.3	Guaranty, dated December 13, 2012, by and among Primoris Services Corporation and RBS Asset Finance, Inc.